UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2025

10x Genomics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39035	45-5614458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6230 Stoneridge Mall Road
Pleasanton, California 94588
(925) 401-7300
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	TXG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
After more than eight years of exemplary service, on November 12, 2025 Eric S. Whitaker announced his intention to retire as Chief Legal Officer of 10x Genomics, Inc. (the “Company”) effective January 1, 2026. Mr. Whitaker will remain an employee of the Company with reduced compensation and assume the position of Strategic Counsel, continuing to provide advice and counsel to the Company in connection with ongoing legal matters.
Dr. Randy Wu, who currently serves as the Company’s Vice President, Intellectual Property and Litigation, has been appointed to succeed Mr. Whitaker as General Counsel and Secretary of the Company effective January 1, 2026. Dr. Wu joined the Company in August 2016 after working as an attorney at Orrick, Herrington & Sutcliffe LLP. Dr. Wu holds a Ph.D. in Biophysics from the University of California, San Francisco, a J.D. from Stanford Law School and an A.B. in Chemistry from Harvard University.
Serge Saxonov, Co-Founder and Chief Executive Officer of the Company, said “Eric has been an extraordinary partner to me and to 10x over the past eight years. From our IPO to navigating complex legal challenges, his leadership, judgment and integrity have helped shape who we are as a company. Beyond his many professional accomplishments, Eric has been a trusted counselor and a steady hand through every major milestone in our journey. I’m deeply grateful for all he’s contributed, and that he’ll continue to be part of 10x as an advisor.”
Saxonov continued, “I’m thrilled to have Randy stepping into the role of General Counsel and Secretary. Randy has been with 10x for nearly a decade and knows our company, our mission and our people inside and out. He’s been integral to many of our biggest milestones and brings deep experience, sound judgment and a calm, practical approach that our teams trust and respect. I’m excited to see him take on this new role and continue building on the strong foundation he’s helped create.”

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

10x Genomics, Inc.

	By:	/s/ Eric S. Whitaker
	Name:	Eric S. Whitaker
	Title:	Chief Legal Officer

Date: November 13, 2025